Exhibit 10.24

AMENDMENT NO. 2

To

AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 2 to Amended and Restated Credit Agreement (the “Agreement”), dated as of June 18, 2013, is entered into by and among WILLIS LEASE FINANCE CORPORATION, a Delaware corporation (the “Borrower”), UNION BANK, N.A., together with the Lenders party hereto (the “Consenting Lenders”) with reference to the following facts.

RECITALS

A.            Pursuant to the terms of that certain Amended and Restated Credit Agreement dated as of November 18, 2011 by and between Borrower, Lenders, Agent, as administrative agent, joint lead arranger and sole bookrunner, Wells Fargo Bank, National Association, as syndication agent, Wells Fargo Securities, LLC, as joint lead arranger and U.S. Bank National Association, as documentation agent and joint lead arranger, as amended by that certain Amendment No. 1, Limited Waiver and Consent to Amended and Restated Credit Agreement and Amendment No. 1 to Security Agreement dated as of September 13, 2012 (as amended, the “Credit Agreement”), Lenders made available to Borrower a revolving credit facility in the aggregate principal amount not to exceed Four Hundred Thirty Million Dollars ($430,000,000.00) (the “ Loan”), subject to Sections 2.10 and 2.19 of the Credit Agreement.  Except as otherwise specifically provided herein, all capitalized terms used and not defined herein shall have the meanings set forth in the Credit Agreement.

B.            The Loan is evidenced by (i) that certain Amended and Restated Revolving Note dated November 18, 2011, made by Borrower and payable to the order of Union Bank, N.A. in the maximum principal amount of $75,000,000.00; (ii) that certain Amended and Restated Revolving Note dated November 18, 2011, made by Borrower and payable to the order of City National Bank in the maximum principal amount of $35,000,000.00; (iii) that certain Revolving Note dated November 18, 2011, made by Borrower and payable to the order of Everbank Commercial Finance, Inc. in the maximum principal amount of $25,000,000.00;  (iv) that certain Amended and Restated Revolving Note dated November 18, 2011, made by Borrower and payable to the order of The Huntington National Bank in the maximum principal amount of $35,000,000.00; (v) that certain Amended and Restated Revolving Note dated November 18, 2011, made by Borrower and payable to the order of Umpqua Bank in the maximum principal amount of $25,000,000.00;  (vi) that certain Amended and Restated Revolving Note dated November 18, 2011, made by Borrower and payable to the order of U.S. Bank National Association in the maximum principal amount of $75,000,000.00; (vii) that certain Amended and Restated Revolving Note dated November 18, 2011, made by Borrower and payable to the order of Wells Fargo Bank, National Association in the maximum principal amount of $75,000,000.00; (viii) that certain Promissory Note dated September 7, 2012, made by Borrower and payable to the order of Crédit Agricole Corporate and Investment Bank in the principal amount of $35,000,000.00; (ix) that certain Promissory Note dated September 7, 2012, made by Borrower and payable to the order of Credit Industriel et Commercial Bank in the principal amount of $25,000,000.00; (x) that certain Promissory Note dated September 7, 2012, made by Borrower and payable to the order of Bank of America N.A. in the principal amount of $25,000,000.00; and (xi) that certain Amended and Restated Commercial Promissory Note dated November 18, 2011 made by Borrower and payable to the order of Union Bank, N.A. in the maximum principal amount of $15,000,000.00 (collectively, the “Notes”, and the principal amounts of such Notes being the “Existing Revolving Commitment” of the applicable Lender).

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C.            The Notes are secured by the Collateral pursuant to, among other things, the Security Agreement, the Mortgage and Security Agreement, the Custodial Agreement, the Stock Pledge Agreement, each Owner Trustee Mortgage and Security Agreement, each Beneficial Interest Pledge Agreement, each Subsidiary Guaranty, each Owner Trustee Guaranty, each Leasing Subsidiary Security Assignment, UCC financing statements and such other agreements, and all amendments thereto, instruments and documents (collectively, the “Collateral Documents”).

D.            The Credit Agreement, the Notes, the Collateral Documents, together with any other documents executed by or among the parties in connection with the Loan, and any and all amendments and modifications thereto, and together with all financing statements and other documents or instruments filed or recorded in connection with the Collateral and/or the Loan are referred to collectively as the “Loan Documents”.  This Agreement is a Loan Document.

E.            As of the date hereof, the outstanding principal balance, exclusive of accrued interest and other expenses, under the Notes is $343,000,000.00.

F.             Borrower has requested several modifications to the Credit Agreement with respect to certain covenants and definitions and is exercising its option to increase the Revolving Commitment pursuant to Section 2.19 of the Credit Agreement.  The Consenting Lenders, constituting the “Requisite Lenders” for purposes of Section 12.16 of the Credit Agreement, are willing to modify the terms of the Loan Documents as more particularly described below and subject to all terms and conditions set forth herein, after which such amendments will be binding upon all the parties to the Credit Agreement in accordance with the last sentence of Section 12.16 of the Credit Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree and covenant as follows:

AGREEMENT

1.             Recitals.  The recitals set forth above are true, accurate and correct.

2.             Reaffirmation of the Loan.  Borrower reaffirms all of its obligations under all of the Notes and all other Loan Documents, in each case either as originally executed or as the same may from time to time be supplemented, modified, amended, restated, extended or supplanted.  Borrower acknowledges that it has no claims, offsets or defenses with respect to the payment of sums due under the Notes or any other Loan Document.

3.             Modification of Credit Agreement.  The Credit Agreement is hereby modified as follows:

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3.1          Definition of Indebtedness.  Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Indebtedness” and replacing it with the following:

“‘Indebtedness’ means as to any Person at any time (without duplication) and, for the Borrower, determined on a consolidated basis: (a) all indebtedness for borrowed money or for the deferred purchase price of property or services (including reimbursement and all other obligations with respect to surety bonds, letters of credit (including Letters of Credit) and bankers’ acceptances, whether or not matured); (b) all obligations evidenced by notes, bonds, debentures or similar instruments; (c) all indebtedness created or arising under any conditional sale or other title retention agreements with respect to property acquired by Borrower (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (d) all Capital Lease Obligations; (e) all Guaranteed Indebtedness; (f) all Indebtedness referred to in clauses (a), (b), (c), (d) or (e) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; (g) with respect to Borrower, the Obligations; (h) all liabilities under Title IV of ERISA; (i) the net present value of the non-cancelable payments owed under any Lease which is qualified as an operating lease in accordance with GAAP for engines, aircraft and aircraft and engine parts, using a 10% discount rate; and (j) all obligations with respect to maintenance reserves for engines not owned by WEST at a fixed amount of $10,000,000; provided, however, that the term Indebtedness shall not include ordinary course trade accounts payable.”

3.2          Leverage Ratio.  Section 6.14.2 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“‘Leverage Ratio.  A ratio of Total Debt on that date to Tangible Net Worth of not more than 4.75 : 1.00.”

3.3          Minimum Ratio of EBITDA to Consolidated Interest.  Section 6.14.3 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“A ratio of EBITDA to Consolidated Interest of at least 2.50 : 1.00.  As used herein, “EBITDA” means, with respect to any fiscal period, the sum of (a) Net Income for that period, plus (b) any extraordinary loss reflected in such Net Income, minus (c) any extraordinary gain reflected in such Net Income, plus (d) Interest Expense of Borrower and its Subsidiaries for that period, including net payment obligations pursuant to Interest Rate Protection Agreements plus (e) the aggregate amount of federal and state taxes on or measured by income of Borrower and its Subsidiaries for that period (whether or not payable during that period), minus (f) the aggregate amount of federal and state credits against taxes on or measured by income of such Borrower and its Subsidiaries for that period (whether or not usable during that period), plus (g) depreciation, amortization and Engine write-downs of Borrower and its Subsidiaries for that period, in each case as determined in accordance with GAAP, consistently applied, plus (h) any non-cash charges for preferred stock redemption costs occurring in 2012; provided that “EBITDA” shall not include any gains or losses resulting from changes in the fair market value of derivative instruments (within the meaning of SFAS 133) .  As used herein, “Consolidated Interest” shall mean with respect to Borrower and its Subsidiaries as of the last day of any fiscal period, the sum of all interest, fees, charges and related expenses (in each case as such expenses are calculated according to GAAP) paid or payable (without duplication) for that fiscal period to a lender in connection with borrowed money (including net payment obligations pursuant to Interest Rate Protection Agreements and any obligations for fees, charges and related expenses payable to the issuer of any letter of credit) or the deferred purchase price of assets that are considered “interest expense” under GAAP; provided that “Consolidated Interest” shall not include any gains or losses resulting from changes in the fair market value of derivative instruments (within the meaning of SFAS 133).”

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3.4          Share Repurchases.  Section 7.14 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Distributions. Purchase, redeem, retire or otherwise acquire, directly or indirectly, or make any sinking fund payments with respect to, any shares of its Stock now or hereafter outstanding (each and collectively a “Distribution”); provided that the Borrower may (i) declare and pay dividends if no Default or Event of Default exists prior to or after giving effect to such declaration or payment, or (ii) repurchase up to $20,000,000.00 of its issued and outstanding shares of common in each fiscal year; provided no Default or Event of Default exists prior to, or would result after, such repurchase; and provided further, that no repurchase of common Stock shall be made if the Leverage Ratio set forth in the most recently delivered Compliance Certificate equals or exceeds 4.25 : 1.00.”

3.5          Revolving Commitment.  Schedule 2.1 of the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 2.1 attached hereto.

4.             Conditions Precedent.  Before this Agreement becomes effective and any party becomes obligated under it, all of the following conditions shall have been satisfied in a manner acceptable to Agent in its sole judgment:

4.1          Agent shall have received an original of (i) this Agreement and (ii) the Consent and Reaffirmation of Guaranties attached hereto, each duly executed by an authorized signatory of each party thereto and in form and substance satisfactory to Agent and its legal counsel.

4.2          Agent shall have received a Second Amended and Restated Revolving Note payable to the order of each of Union Bank and U.S. Bank National Association and an Amended and Restated Revolving Note payable to the order of Bank of America N.A., in each case, duly executed by an authorized signatory of Borrower.

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4.3          Agent shall have received any other any other agreements, resolutions, documents, opinion letters, entity documents, UCC and litigation searches, and information relating to the Loan (including evidence of Borrower’s authority to enter into this Agreement) that Agent may reasonably require or request in connection with this Agreement or in accordance with the other Loan Documents.

4.4          Borrower shall have paid (i) to each Consenting Lender a modification fee in the amount of ten (10) basis points of such Consenting Lender’s Existing Revolving Commitment and (ii) to Union Bank, N.A., those fees agreed upon by separate letter agreement between Borrower and Union Bank, N.A.

4.5          All of the representations and warranties of Borrower set forth in this Agreement shall be true and correct in all material respects on and as of the date of this Agreement.

5.             Payment of Expenses.  Borrower shall pay the fees and expenses of Agent’s outside counsel, as well as any other costs and expenses incurred or payable by the Lenders in connection herewith.

6.             Borrower’s Representations and Warranties.  Borrower represents and warrants to Lenders as follows:

6.1          Loan Documents.  Except as otherwise disclosed to Agent in writing prior to the date of this Agreement, all representations and warranties made and given by Borrower in the Loan Documents are true, accurate and correct as of the date hereof.

6.2          No Default.  There exists no Event of Default or event which, with the passage of time or the giving of notice or both, would constitute an Event of Default.

6.3          Borrowing Entity.  Borrower is a corporation, duly organized and existing and in good standing under the laws of the State of Delaware, and is qualified or licensed to do business in all jurisdictions (including California) in which such qualification or licensing is required or in which the failure to so qualify or to be so licensed could result in an Event of Default.  There have been no changes in the ownership structure or formation documents of Borrower since the original date of the Credit Agreement other than changes of ownership resulting from the issuance of or trading of Borrower’s publicly traded shares of common Stock or preferred stock, the Borrower’s redemption of its preferred Stock, the Borrower’s repurchases of its common Stock, or as otherwise disclosed in writing to Administrative Agent.

6.4          Existing Liens.  As of the date hereof, except as disclosed in writing to Agent, no Liens exist on any of Borrower’s assets and/or property of any kind other than Permitted Liens and other Liens permitted by Section 7.9 of the Credit Agreement.

7.             No Impairment; No Novation.  Except as specifically hereby amended, the Loan Documents shall each remain unaffected by this Agreement and all Loan Documents shall remain in full force and effect.  The execution and delivery of this Agreement shall not constitute a novation of any Loan Document.

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8.             Integration.  The Loan Documents, including this Agreement:  (a) integrate all the terms and conditions mentioned in or incidental to the Loan Documents; (b) supersede all oral negotiations and prior and other writings with respect to their subject matter; and (c) are intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in those documents and as the complete and exclusive statement of the terms agreed to by the parties.  If there is any conflict between the terms, conditions and provisions of this Agreement and those of any other agreement or instrument, including any of the other Loan Documents, the terms, conditions and provisions of this Agreement shall prevail.

9.             Miscellaneous.  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all signatures were upon the same instrument.  Delivery of an executed counterpart of the signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement, and any party delivering such an executed counterpart of the signature page to this Agreement by facsimile to any other party shall thereafter also promptly deliver a manually executed counterpart of this Agreement to such other party; provided; however, that the failure to deliver such manually executed counterpart shall not affect the validity, enforceability, or binding effect of this Agreement.  If any court of competent jurisdiction in the state of New York determines any provision of this Agreement or any of the other Loan Documents to be invalid, illegal or unenforceable, that portion shall be deemed severed from the rest, which shall remain in full force and effect as though the invalid, illegal or unenforceable portion had never been a part of the Loan Documents.  This Agreement shall be governed by the laws of the State of New York, without regard to the choice of law rules of that State.  As used in this Agreement, the word “include(s)” means “includes(s), without limitation,” and the word “including” means “including, but not limited to.”  In the event of a dispute between any of the parties hereto over the meaning of this Agreement, all parties shall be deemed to have been the drafter hereof, and any applicable law that states that contracts are construed against the drafter shall not apply.

[Remainder of Page Intentionally Left Blank.
Signature Page Follows.]

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IN WITNESS WHEREOF, the parties have agreed to the foregoing as of the date first set forth above.

BORROWER

WILLIS LEASE FINANCE CORPORATION,
a Delaware corporation

By:

Name:

Title:

AGENT AND CONSENTING LENDER

UNION BANK, N.A.

By:

Name:

Title:

CONSENTING LENDER

BANK OF AMERICA, N.A.

By:

Name:

Title:

CONSENTING LENDER

CITY NATIONAL BANK

By:

Name:

Title:

CONSENTING LENDER

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:

Name:

Title:

CONSENTING LENDER

CREDIT INDUSTRIEL ET COMMERCIAL

By:

Name:

Title:

CONSENTING LENDER

THE HUNTINGTON NATIONAL BANK

By:

Name:

Title:

CONSENTING LENDER

UMPQUA BANK

By:

Name:

Title:

CONSENTING LENDER

U.S. BANK NATIONAL ASSOCIATION

By:

Name:

Title:

CONSENTING LENDER

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:

Name:

Title:

Schedule 2.1

Revolving Commitment

Lender	Commitment	Pro Rata Share
Union Bank, N.A.	$85,000,000.00	18.888888889%
U.S. Bank National Association	$80,000,000.00	17.777777778%
Wells Fargo Bank, N.A.	$75,000,000.00	16.666666667%
Bank of America N.A.	$55,000,000.00	12.222222222%
City National Bank	$35,000,000.00	7.777777778%
Crédit Agricole S.A.	$35,000,000.00	7.777777778%
The Huntington National Bank	$35,000,000.00	7.777777778%
Credit Industriel et Commercial Bank	$25,000,000.00	5.555555556%
Umpqua Bank	$25,000,000.00	5.555555556%
TOTAL	$450,000,000.00	100.000000000%

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CONSENT AND REAFFIRMATION OF GUARANTY

The undersigned, having read and understood the foregoing Amendment No. 2 to Amended and Restated Credit Agreement (“Amendment”), hereby (i) consent to all of the terms and provisions of the Amendment, (ii) agree that the Amendment does not terminate, alter or diminish in any way any of the obligations of the undersigned to Bank under those certain Guaranties executed by the undersigned  (the “Guaranties”), and (iii) reaffirm their obligations under the Guaranties in light of the Amendments to the Credit Agreement.  The undersigned, having reread the Guaranties and with advice of their own counsel, hereby reaffirm and restate all waivers, authorizations, agreements and understandings set forth in the Guaranties, as though set forth in full herein.  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Amendment.

Dated:  June,     , 2013

WELLS FARGO NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity, except as expressly provided in the Guaranties to which it is a party, but solely as Trustee

By:
Name:
Title:

WEST ENGINE FUNDING LLC,
a Delaware limited liability company

By:
Name:
Title:

Signed and delivered as a deed by ,
as attorney for WILLIS LEASE (IRELAND) LIMITED, in the presence of:

Signature of Witness:
Name of Witness:
Address of Witness:
Occupation of Witness:

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Signed and delivered as a deed by ,
as attorney for WLFC (IRELAND) LIMITED, in the presence of:

Signature of Witness:
Name of Witness:
Address of Witness:
Occupation of Witness:

Signed and delivered as a deed by ,
as attorney for WEST ENGINE FUNDING (IRELAND) LIMITED, in the presence of:

Signature of Witness:
Name of Witness:
Address of Witness:
Occupation of Witness:

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